Exhibit 1.01

System Energy Resources, Inc.

$[ ],000,000

First Mortgage Bonds,

[ ]% Series due [ ], 20[ ]

UNDERWRITING AGREEMENT

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

The undersigned, System Energy Resources, Inc., an Arkansas corporation (the "Company"), proposes to issue and sell to the several underwriters set forth on Schedule I attached hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom [ ] is acting as representative (the "Representative"), an aggregate of $[ ],000,000 principal amount of the Company's First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), in accordance with the terms set forth in this Underwriting Agreement (this "Underwriting Agreement").

    Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the Bonds at [ ]% of the principal amount thereof, in the principal amount set forth opposite the name of such Underwriter on Schedule I attached hereto.
    Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Disclosure Package (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.
    Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

      The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and has the necessary corporate power and authority to conduct the business that is described in the Disclosure Package and to own and operate the properties owned and operated by it in such business.
      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-[ ]) for the registration of $150,000,000 aggregate principal amount of the Company's first mortgage bonds, including the Bonds, under the Securities Act of 1933 (the "Securities Act") ([all] of which first mortgage bonds remain unsold as of the date hereof), and such registration statement[, as amended,] has become effective. At the time of filing such registration statement and at the date hereof, the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act). The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time (as defined below)) initially became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to first mortgage bonds of the Company other than the Bonds) prior to the Applicable Time, including without limitation by any preliminary prospectus supplement relating to the offering and sale of the Bonds that is deemed to be part of and included in such registration statement pursuant to Rule 430B(e) under the Securities Act, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time) became effective and prior to the Applicable Time (but excluding documents incorporated therein by reference relating solely to first mortgage bonds of the Company other than the Bonds), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The various parts of such registration statement in the form in which such parts became effective and as such parts may have been amended by all amendments thereto as of the Applicable Time (including, for these purposes, as an amendment, any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and including any information omitted from such registration statement at the time such part of such registration statement, as so amended, became effective but that is deemed to be part of such registration statement pursuant to Rule 430B under the Securities Act, are hereinafter referred to as the "Registration Statement." The Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement dated the date hereof, to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), is hereinafter referred to as the "Prospectus."
      (i) After the Applicable Time and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus or the Disclosure Package (except any amendment or supplement relating solely to first mortgage bonds of the Company other than the Bonds), and (ii) between the Applicable Time and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop Shaw Pittman LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which the Underwriters or said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the Applicable Time and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except documents incorporated by reference relating solely to first mortgage bonds of the Company other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus or the Disclosure Package, as the case may be.
      The Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, the Mortgage, at such time, and the Basic Prospectus, when delivered to the Underwriters for their use in marketing the Bonds, fully complied, and the Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. No documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Underwriting Agreement except as set forth on Part C of Schedule II hereto or such other documents as were delivered to you prior to the date of this Underwriting Agreement. The Registration Statement did not, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that the Basic Prospectus was delivered to the Underwriters for their use in marketing the Bonds, the Basic Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Prospectus is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, when taken together with the Basic Prospectus and the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or to any statements in or omissions from the statement of eligibility of the Trustee on Form T-1, as it may then be amended, under the Trust Indenture Act filed as an exhibit to the Registration Statement (the "Statement of Eligibility").
      The Disclosure Package, and each electronic roadshow, if any, identified in Part B of Schedule II hereto, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the documents then incorporated or deemed to be incorporated by reference in the Disclosure Package, when taken together with the Disclosure Package, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof). For purposes hereof, (i) "Disclosure Package" shall mean (x) the Basic Prospectus as amended or supplemented immediately prior to [__:__ .m. EST (__:__ .m. Central)] on the date of this Underwriting Agreement (the time at which the Underwriters and the Company agreed upon the pricing terms set forth in the final term sheet attached as Annex A to Schedule II hereto) (the "Applicable Time"), (y) the Free Writing Prospectuses, if any, identified in Part A of Schedule II hereto and (z) any additional information identified in Part D of Schedule II hereto, (ii) "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iii) "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.
      Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 6(b) hereof does not include any information that conflicts with the information contained in the Registration Statement, the Basic Prospectus or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein that has not been superseded or modified. If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).
      The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.
      Except as set forth in or contemplated by the Disclosure Package, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.
      The Company maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).

    Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date.
    Time and Place of Closing; Delivery of the Bonds and Payment Therefor. Delivery of the Bonds and payment to the Company of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, at 10:00 A.M., New York time, on [ ], 20[ ], or at such other time on the same or such other day as shall be agreed upon by the Company and the Representative, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

    The Bonds shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company ("DTC") in New York, New York. The certificate for the Bonds shall be in the form of one typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of DTC. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

    Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

      Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.
      The Company will prepare a final term sheet, containing solely a description of the final terms of the Bonds and the offering thereof, in a form approved by the Representative and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.
      The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.
      The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) and will advise the Representative promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus, the Basic Prospectus or the Prospectus or the institution of any proceedings therefor or pursuant to Section 8A of the Securities Act of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.
      During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances when it is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser of the Bonds, the Company will amend or supplement the Prospectus or the Disclosure Package by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus or the Disclosure Package is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.
      The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
      At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.
      The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Bonds, including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture or any other documents required to perfect the lien thereunder, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, any preliminary (and any supplemental) blue sky survey, the Basic Prospectus, each Issuer Free Writing Prospectus, and the Prospectus and any amendment or supplement thereto, except as otherwise provided in Section 6(e) hereof, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies, and (vi) filings or other notices (if any) with or to, as the case may be, the Financial Industry Regulatory Authority ("FINRA") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.
      The Company will not sell any additional first mortgage bonds without the consent of the Representative until after the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.
      The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, other than the final term sheet prepared and filed pursuant to Section 6(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule II hereto and any electronic road show identified in Part B of Schedule II hereto. Any such Free Writing Prospectus consented to by the Representative or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping.

    Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

      The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; and the final term sheet contemplated by Section 6(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act.
      No stop order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall be in effect at or prior to the Closing Date; no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that, as of the Closing Date, no such stop order has been or is in effect and that no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission.
      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the Federal Energy Regulatory Commission (the "FERC") under the Federal Power Act (the "Federal Power Act"), authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

      At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association, Morgan, Lewis & Bockius LLP, Friday, Eldredge & Clark, LLP, counsel for Entergy Arkansas, Inc. ("Entergy Arkansas"), Entergy Louisiana, LLC ("Entergy Louisiana"), Entergy Mississippi, Inc. ("Entergy Mississippi") and Entergy New Orleans, Inc. ("Entergy New Orleans" and, together with Entergy Arkansas, Entergy Louisiana and Entergy Mississippi, the "System Operating Companies"), and an employee of Entergy Services, Inc. who shall be reasonably acceptable to the Underwriters, respectively, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B, C, D and E hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, prior to the Closing Date, with changes therein to reflect such supplementation.
      At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit F hereto, with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date.
      On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent registered public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein, and the stockholder of the Company, since December 31, 20[ ] to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than five days prior to the date of the letter, there was any increase in long-term debt of the Company, or decrease in its net current assets or stockholder's equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, except in all instances for increases or decreases which the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in the Company's operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Registration Statement, the Disclosure Package and the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit G hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.
      At the Closing Date, the Underwriters shall have received [(i)] a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that (A) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (B) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (C) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented[, and (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of Entergy Corporation ("Entergy") to the effect that (A) except as set forth in, or contemplated by, the Prospectus, as it may then be amended or supplemented, Entergy and each of the System Operating Companies have obtained all material licenses, permits, approvals and other governmental or regulatory authorizations required to enable them to fulfill their obligations to the Company under the terms of, with respect to Entergy, the Capital Funds Agreement, dated as of June 21, 1974, as amended, and the [ ] Supplementary Capital Funds Agreement and Assignment, dated as of [ ], 20[ ] (the "Supplementary Capital Funds Agreement"), among the Company, the Trustees and Entergy, and, with respect to the System Operating Companies, the Availability Agreement, dated as of June 21, 1974, as amended, and the [ ] Assignment of Availability Agreement, Consent and Agreement, dated as of [ ], 20[ ] (the "Assignment of Availability Agreement"), among the Company, the Trustees and each of the System Operating Companies, each as described in the Disclosure Package and the Prospectus and (B) since the most recent date as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of Entergy and its subsidiaries considered as a whole].
      At the Closing Date, the Underwriters shall have received duly executed counterparts of [(i) the Assignment of Availability Agreement, (ii) the Supplementary Capital Funds Agreement and (iii)] the Supplemental Indenture.
      At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.
      Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Mortgage (as defined therein) shall have occurred.
      Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company[, or Entergy and its various direct and indirect subsidiaries taken as a whole as it affects the Company,] which, in the reasonable opinion of the Representative, materially impairs the investment quality of the Bonds.
      On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of at least [ ] from Moody's Investors Service, Inc. and at least [ ] from Standard & Poor's Ratings Services.
      Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Services shall have lowered its rating of any of the Company's outstanding securities in any respect.
      All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.
      The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

    If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representative at any time on or prior to the Closing Date upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 6(h) and in Section 10 hereof.

    Conditions of the Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

      No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect at or prior to the Closing Date, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or threatened by, the Commission on the Closing Date.
      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

    In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 6(h) and in Section 10 hereof.

    Indemnification.

      The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 6(b) hereof, as each may be amended or supplemented, or in the Disclosure Package, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or any amendment or supplement to any thereof, or the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or arising out of, or based upon, statements in or omissions from the Statement of Eligibility; and provided further, that the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter, or to the benefit of any person controlling such Underwriter, on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or any Issuer Free Writing Prospectus, each as may be then supplemented or amended, furnished by such Underwriter to a person to whom any of the Bonds were sold (excluding in all cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in such Basic Prospectus or Issuer Free Writing Prospectus, if a copy of a supplement or amendment to such Basic Prospectus, or Issuer Free Writing Prospectus (excluding in all cases, however, any document then incorporated by reference therein) (i) is furnished on a timely basis by the Company to the Underwriter, (ii) is required to have been conveyed to such person by or on behalf of such Underwriter, at or prior to the Applicable Time, but was not so conveyed (which conveyance may be oral (if permitted by law) or written) by or on behalf of such Underwriter and (iii) would have cured the defect giving rise to such loss, claim, damage, liability, expense or action.
      Each Underwriter shall severally, but not jointly, indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto or the Disclosure Package. The Company acknowledges that the statements set forth [(i) in the last paragraph of the cover page of the Prospectus regarding delivery of the Bonds and (ii) in the [third] paragraph, in the [second sentence of the fifth] paragraph and in the [sixth] paragraph under the caption "Underwriting"] in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Disclosure Package.
      In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package, against any party in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
      If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and by the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

    Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any person referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

    Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of FINRA (or, if not members of FINRA, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with FINRA's Conduct Rules), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in Section 6(h) and in Section 10 hereof. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

    Termination. This Underwriting Agreement shall be subject to termination by written notice from the Representative to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date, (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representative, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representative, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by the Representative as provided above, if, in the judgment of the Representative, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any first mortgage bonds of the Company other than the Bonds) filed or issued after the Applicable Time by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in Section 6(h) and in Section 10 hereof.

    Miscellaneous. THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representative by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other person referred to in Section 9 hereof, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such, of any Bonds from the Underwriters.

    Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representative at the address set forth at the beginning of this Underwriting Agreement, to the attention of [ ] (fax: [ ]) in the case of [ ], and to the attention of [ ] (fax: [ ]) in the case of [ ], or, if to the Company, shall be mailed or delivered to it at 1340 Echelon Parkway, Jackson, Mississippi 39213, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

    No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Bonds is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Bonds (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters). Nothing in this Section 15 is intended to modify in any way the Underwriters' obligations expressly set forth in this Underwriting Agreement.

    Integration. This Underwriting Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

[Signature page follows]

Very truly yours,

System Energy Resources, Inc.

By: ___________________________
Name:
Title:

Accepted as of the date first above written:

[Name(s) of Underwriter(s)]

By: [Name of Representative]

By: ____________________________

Name:
Title:

SCHEDULE I

System Energy Resources, Inc.

$[ ],000,000

First Mortgage Bonds,

[ ]% Series due [ ], 20[ ]

Name of Underwriters	Principal Amount of Bonds
[ ]	$ [ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

TOTAL	$ [ ]

SCHEDULE II

Part A - Schedule of Free Writing Prospectuses included in the Disclosure Package

    Final Term Sheet attached to this Schedule II as Annex A (Issuer Free Writing Prospectus)

Part B - Schedule of Free Writing Prospectuses not included in the Disclosure Package

    [None]

Part C - Additional Documents Incorporated by Reference

    [None]

Part D - Additional Information

    [None]

ANNEX A TO SCHEDULE II

Free Writing Prospectus
Filed pursuant to Rule 433
Registration No. 333-06717

System Energy Resources, Inc.

$[ ],000,000

First Mortgage Bonds,

[ ]% Series due [ ], 20[ ]

Final Terms and Conditions

[________], 20[ ]

Issuer:	System Energy Resources, Inc.

Market Type:	First Mortgage Bonds (SEC Registered)

Expected Ratings(1):	[_____] by Moody's Investors Service [_____] by Standard & Poor's Ratings Services

Trade Date:	[________], 20[ ]

Settlement Date (T+[__]):	[________], 20[ ]

Principal Amount:	$[__________]

Coupon:

Coupon Payment Dates:

First Payment Date:

Final Maturity:

Call Date & Terms:

UST Benchmark:

Treasury Price:

Treasury Yield:

Re-offer Spread:

Re-offer Yield:

Issue Price to Public:

Joint Book-Running Managers:	[__________]
[__________]
[__________]

CUSIP / ISIN:

______________________
1 A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, a copy of the prospectus for the offering can be obtained by calling (i) [__________] toll free at [__________], (ii) [__________] toll free at [__________], or (iii) [__________] toll free at [__________].

EXHIBIT A

[Letterhead of Wise Carter Child & Caraway]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

We, together with Morgan, Lewis & Bockius LLP, of New York, New York, Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas, and [___________], Esq. [__________] - Corporate and Securities of Entergy Services, Inc., have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to each of you, pursuant to the Underwriting Agreement, effective [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [ ] Supplemental Indenture, dated as of [ ], 20[ ], (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus filed under the Securities Act; [(e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy Corporation; (h) the Supplementary Capital Funds Agreement;] and (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof.

As to questions of fact material to the opinions expressed herein, we have relied upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein and upon statements in the Registration Statement and the Prospectus.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

    The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the States of Arkansas and Mississippi.

    The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate the remedies provided by the Mortgage for the realization of the benefits of such security, (ii) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought.

    The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time, and the Prospectus, under the captions "Description of the Bonds" and "Description of New Bonds," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

    The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought, and are entitled to the benefit of the security afforded by the Mortgage.

    [The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought.]

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage[, the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement]) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any Mississippi law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any Mississippi governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be, (1) in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, and (2) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station.

    No approval, authorization, consent or other order of any Mississippi governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws as to which no opinion is expressed herein) is legally required to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement; and no approval, authorization, consent or other order of any Mississippi governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement, except [(1)] appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company of any securities [to parties other than Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than each respective Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available].

    The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances, as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage a lien thereon. The recording of the Mortgage in the office of the Chancery Clerk of Claiborne County, Mississippi, which recording has been duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi, the Chancery Clerk of Claiborne County, Mississippi and the Secretary of State of the State of Arkansas, which filings have been duly effected, and the filing of continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings and refilings required by law in order to perfect and maintain the lien of the Mortgage on any of the property described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds (i) a valid, direct and first mortgage lien on all real property and interests in real property and the improvements thereon specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage) and (ii) a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects of the character aforesaid and Excepted Encumbrances, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company; and the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties which the Company may acquire after the date of the Mortgage, which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and the lien of the Mortgage will extend to all such properties and interests in properties and will constitute a valid first lien on all such real property and interests therein and a first perfected security interest in all such personal property and interests therein (subject, however, to Excepted Encumbrances, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien to such real property or interests therein or the taking of any other action specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to the financing statements as described above.

    [The filing of Uniform Commercial Code financing statements in the offices of the Secretary of State of the State of Mississippi and the Secretary of State of the State of Arkansas, which has been duly effected, and the filing of continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings or refilings in the State of Mississippi and the State of Arkansas required by law in order to perfect and maintain in favor of the Trustee (a) the security interest created by the Supplementary Capital Funds Agreement in the Company's right, title and interest in and to the Company's rights to receive moneys described in clause (x) of Section 5.1 thereof and the Collateral described in Section 5.1 thereof or (b) the security interest created by the Assignment of Availability Agreement in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof.]

    [(a) The Supplementary Capital Funds Agreement creates in favor of the Trustee a perfected security interest in the Company's right, title and interest in and to the Company's rights to receive the moneys described in clause (x) of Section 5.1 thereof; the Supplementary Capital Funds Agreement creates in favor of the Trustee a perfected security interest in the Company's right, title and interest in and to the Collateral described in Section 5.1 thereof pari passu with the security interest of each Additional Assignee under an Additional Supplementary Agreement (as such terms are defined in the Supplementary Capital Funds Agreement) in such Collateral; and (b) the Assignment of Availability Agreement creates in favor of the Trustee a perfected security interest in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof pari passu with the security interest of each Additional Assignee under an Additional Assignment (as such terms are defined in the Assignment of Availability Agreement) in such Collateral.]

With respect to the opinions set forth in paragraphs (2) and (4) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

As to matters set forth in paragraph[s] (9) [and (10) above and with respect to the maintaining of the security interests created by the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement referred to in paragraph (11)] above, we have assumed that there will be no change in the identity or location of the Company. We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the Mississippi Bar and do not hold ourselves out as experts on the laws of any other state. We have examined the opinions of even date herewith rendered to you by Morgan, Lewis & Bockius LLP and Pillsbury Winthrop Shaw Pittman LLP, and we concur in the conclusions expressed therein insofar as they involve questions of Mississippi law. As to all matters of Arkansas and New York law, we have relied, in the case of Arkansas law, upon the opinion of even date herewith addressed to us by Friday, Eldredge & Clark, LLP of Little Rock, Arkansas, and, in the case of New York law, upon the opinion of even date herewith addressed to you by Morgan, Lewis & Bockius LLP of New York, New York.

The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Morgan, Lewis & Bockius LLP and Pillsbury Winthrop Shaw Pittman LLP may rely on this opinion as to all matters of Mississippi law in rendering their opinions required to be delivered under the Underwriting Agreement.

Very truly yours,

WISE CARTER CHILD & CARAWAY
Professional Association

BY:

EXHIBIT B

[Letterhead of Morgan, Lewis & Bockius LLP]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

We, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas and [___________], Esq. [__________] - Corporate and Securities of Entergy Services, Inc., have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to each of you, pursuant to the Underwriting Agreement, effective [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [ ] Supplemental Indenture, dated as of [ ], 20[ ], (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). [We have also acted as counsel to Entergy Corporation, a Delaware corporation ("Entergy"), in connection with the participation by Entergy in certain transactions related to the issuance and sale of the Bonds by the Company.] This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended, and Entergy's Restated Certificate of Incorporation and By-Laws, as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement, the Disclosure Package and the Prospectus; [(e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy; (h) the Supplementary Capital Funds Agreement;] (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company, the execution and delivery by the Company of the Supplemental Indenture[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement [and the execution and delivery by Entergy of the Capital Funds Agreement and the Supplementary Capital Funds Agreement]; and (j) the proceedings before and orders entered by the FERC under the Federal Power Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as facsimile, electronic, certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof.

As to questions of fact material to the opinions expressed herein, we have relied upon certifications and representations of officers of the Company (including but not limited to those contained in the Registration Statement, the Disclosure Package, the Prospectus, the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

    The Mortgage has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, (ii) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

    The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time, and the Prospectus, under the captions "Description of the Bonds" and "Description of New Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

    The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and are entitled to the benefit of the security afforded by the Mortgage.

    [The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought.]

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    [Entergy is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate power and authority to conduct its business and to own and operate the properties owned and operated by it in such business.]

    [The Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by Entergy and constitute legal, valid and binding obligations of Entergy enforceable against Entergy in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought.]

    The issuance and sale by the Company of the Bonds, the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement [and the execution, delivery and performance by Entergy of the Capital Funds Agreement and the Supplementary Capital Funds Agreement] (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, [or Entergy's Restated Certificate of Incorporation or By-laws, as amended,] (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage[, the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement]) any of the assets of the Company [or Entergy] pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company [or Entergy] is a party or which purports to be binding upon the Company [or Entergy] or upon any of their respective assets, and (c) will not violate any provision of any law or regulation applicable to the Company [or Entergy] or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be, (1) in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, (2) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station and (3) as set forth in the exceptions to the opinion set forth in paragraph (10) below).

    Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, as of [its initial effective date] [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

    An appropriate order has been entered by the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement [or the performance by Entergy of its obligations under the Capital Funds Agreement and the Supplementary Capital Funds Agreement], except [(1)] appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company of any securities [to parties other than Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than each respective Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available].

In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (2) above. In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph (2) above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, (c) the information contained in the Disclosure Package and the Prospectus under the caption "Description of New Bonds-Book-Entry Securities" or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the New York Bar. This opinion is limited to the law of the States of New York, Arkansas and Mississippi, the General Corporation Law of the State of Delaware and the federal law of the United States of America. As to all matters of Arkansas and Mississippi law, we have relied upon the below-named opinions of counsel to the extent that such opinions state an opinion with regard to the matters covered by this opinion. As to matters of Arkansas law relating to the Company, we have, with your consent, relied upon an opinion of even date herewith addressed to us of Friday, Eldredge & Clark, LLP of Little Rock, Arkansas that has been delivered to you pursuant to the Underwriting Agreement. As to matters of Mississippi law related to the Company, we have, with your consent, relied upon the opinion of even date herewith of Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, that has been delivered to you pursuant to the Underwriting Agreement.

We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, [or] the lien of the Mortgage[, the priority of the security interests intended to be created by the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement, or the filing of any document with respect to the Capital Funds Agreement, Supplementary Capital Funds Agreement, the Availability Agreement and the Assignment of Availability Agreement].

With respect to the opinions set forth in paragraphs (1) and (3) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to all matters of New York law in rendering their opinion required to be delivered under the Underwriting Agreement.

Very truly yours,

Morgan, Lewis & Bockius LLP

EXHIBIT C

[Letterhead of Friday, Eldredge & Clark, LLP]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178

Wise Carter Child & Caraway,
Professional Association
Heritage Building
P.O. Box 651
Jackson, Mississippi 39205

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036

Ladies and Gentlemen:

We have acted as Arkansas counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale by it, pursuant to the Underwriting Agreement, effective [ ], 20[ ] (the "Underwriting Agreement"), between the Company and the underwriters named therein of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [ ] Supplemental Indenture, dated as of [ ], 20[ ], with respect to the Bonds (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). [We have also acted as counsel to Entergy Arkansas, Inc., an Arkansas corporation, in certain transactions related to the issuance and sale of the Bonds by the Company.] Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; [(e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, LLC., Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy Corporation "Entergy"); (h) the Supplementary Capital Funds Agreement;] and (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof.

As to questions of fact material to the opinions expressed herein, we have relied upon certificates and representations of officers of the Company (including, but not limited to, those contained in the Underwriting Agreement, the Mortgage, and the certificate delivered to us at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein and upon statements in the Registration Statement and Prospectus.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and is duly qualified to conduct its business in such State.

(2) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by (i) the laws of the State of Mississippi, where the property is located, affecting the remedies for the enforcement of the security provided therein, (ii) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), and (iii) concepts of materiality, reasonableness, good faith, and fair dealing and the discretion of the court before which any proceeding therefor may be brought.

(3) [The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith, and fair dealing and the discretion of the court before which any proceeding therefor may be brought.]

(4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(5) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) concepts of materiality, reasonableness, good faith, and fair dealing and the discretion of the court before which any proceeding therefor may be brought, and are entitled to the benefit of the security afforded by the Mortgage.

(6) The filings of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which filings have been duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings and refilings in the State of Arkansas required by law in order to perfect and maintain the lien of the Mortgage on any of the personal property and fixtures described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company and Excepted Encumbrances, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company. Assuming that the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties which the Company may acquire after the date of the Mortgage and which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and that the lien of the Mortgage will extend to all such properties and interests in properties, the lien of the Mortgage will constitute a valid first perfected security interest in all such personal property and interests therein (subject, however, to Excepted Encumbrances, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to the financing statements as described above.

(7) [The filings of Uniform Commercial Code financing statements in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which filings have been duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings or refilings in the State of Arkansas required by law in order to perfect and maintain in favor of the Trustee (a) the security interest created by the Supplementary Capital Funds Agreement in the Company's right, title and interest in and to the Company's rights to receive moneys described in clause (x) of Section 5.1 thereof and the Collateral described in Section 5.1 thereof or (b) the security interest created by the Assignment of Availability Agreement in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof.]

(8) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, and (b) will not violate any provision of any law or regulation of the State of Arkansas or any subdivision thereof applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality of the State of Arkansas or any subdivision thereof applicable to the Company.

(9) No approval, authorization, order, license, permit, franchise or consent of or registration, declaration or filing with any Arkansas governmental authority is required in connection with the issuance and sale of the Bonds or the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement.

With respect to the opinions set forth in paragraphs (2) and (5) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

With respect to the opinion set forth in paragraph (6) above, we have not examined the status of the Company's title to the personal property and fixtures described as being subject to the lien of the Mortgage and we have assumed that such property exists and that the Company has sufficient rights therein for the lien of the Mortgage to attach. We express no opinion in paragraph (6) with respect to any personal property of a type (i) represented by certificate of title, (ii) constituting trademarks, copyrights, patents or other intellectual property, or (iii) in which a security interest cannot be perfected solely by the filing of financing statements under the Uniform Commercial Code in effect in the State of Arkansas on the date of this opinion letter.

In connection with the opinions set forth in paragraphs (6) [and (7)] above, we have assumed, with respect to any financing statement described on Schedule A attached hereto which is filed as an "initial financing statement" (as that term is contemplated in Section 9-706 of the Uniform Commercial Code in effect in the State of Arkansas as of the date of this opinion letter) and which serves the purpose of continuing the effectiveness of a financing statement filed before June 30, 2001 (a "Pre-Effective Date Financing Statement") that any such Pre-Effective Date Financing Statement was properly filed in the appropriate jurisdiction and serves to perfect a security interest in the collateral described in such Pre-Effective Date Financing Statement and that such Pre-Effective Date Financing Statement has not been rendered ineffective as of the date of this opinion letter.

Also with respect to the opinions set forth in paragraph (6) [and (7)] and with respect to the maintaining of the security interests created by the Mortgage[, the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement] as referred to therein, we have assumed that there will be no change in the identity or location of the Company.

Since we have acted herein only as Arkansas counsel for the Company, the opinions set forth herein relate only to matters governed by the laws of the State of Arkansas. You may rely upon this opinion in rendering your respective opinions required to be delivered under the Underwriting Agreement, and the underwriters to whom your respective opinions are addressed may rely upon this opinion in connection with the Underwriting Agreement and the transactions contemplated thereunder as though it were addressed and delivered to such underwriters. This opinion may not be relied upon in any other manner by any other person or for any other purpose without our prior written consent.

Very truly yours,

FRIDAY, ELDREDGE & CLARK, LLP

EXHIBIT D

[[Letterhead of System Operating Company Counsel]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

We have acted as counsel for ___________, a ___________ [corporation] [limited liability company] (the "Company"), in connection with the transactions contemplated by the Underwriting Agreement, effective [ ], 20[ ] (the "Underwriting Agreement"), between System Energy Resources, Inc. ("System Energy") and you, relating to the issuance and sale to you of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ] % Series due [ ], 20[ ] (the "Bonds"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have reviewed: (a) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), among System Energy, the Company and [insert other system operating companies]; (b) the Assignment of Availability Agreement; (c) the records of various corporate proceedings relating to the Company's participation in the Availability Agreement and the Assignment of Availability Agreement; and (d) the Registration Statement, Disclosure Package and Prospectus. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also examined such other matters as we have deemed necessary in order to render this opinion.

Subject to the foregoing, we are of the opinion that:

    The Company is duly organized and validly existing as a [corporation] [limited liability company] in good standing under the laws of the State of _________ and has the [corporation] [limited liability company] power and authority to conduct its business in the State(s) of __________ and to own and operate the properties owned and operated by it in such business.

    The Availability Agreement and the Assignment of Availability Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefore may be brought.

    No approval, authorization, consent or other order of any governmental body is legally required to permit the execution, delivery and performance by the Company of the Availability Agreement and the Assignment of Availability Agreement, except (other than with respect to Section 2.2(b) of the Assignment of Availability Agreement) in the event that System Energy shall determine to sell capacity and/or energy from any generating unit under the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which capacity and/or energy shall be made available.

    The execution, delivery and performance by the Company of the Availability Agreement and the Assignment of Availability Agreement (a) will not violate any provision of the Company's [charter name] or By-laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except as set forth in the exceptions to the opinion set forth in paragraph (3) above).

We are members of the [______] Bar and do not hold ourselves out as experts on the laws of any other state.

The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent.

Very truly yours,

[SYSTEM OPERATING COMPANY COUNSEL]]

EXHIBIT E

[Letterhead of Entergy Services, Inc.]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

I, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas, and Morgan, Lewis & Bockius LLP, of New York, New York, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to each of you, pursuant to the Underwriting Agreement, effective [ ], 20[ ] (the "Underwriting Agreement"), between the Company and you, of $[ ],000,000 aggregate principal amount of its First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [ ] Supplemental Indenture, dated as of [ ], 20[ ], (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Underwriting Agreement; (b) the Mortgage; (c) the Registration Statement, the Disclosure Package and the Prospectus; [(d) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (e) the Assignment of Availability Agreement; (f) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy; (g) the Supplementary Capital Funds Agreement;] and (h) the proceedings before and orders entered by the FERC under the Federal Power Act relating to the issuance and sale of the Bonds by the Company.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

    The Mortgage is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

    Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, as of [its initial effective date] [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which I do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion), such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

    An appropriate order has been entered by the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds; to the best of my knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement] and the Underwriting Agreement [or the performance by Entergy of its obligations under the Capital Funds Agreement and the Supplementary Capital Funds Agreement], except [(1)] appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company of any securities [to parties other than Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than each respective Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available].

    No legal or governmental proceedings to which the Company is a party, or of which its property is the subject, that are of a character required to be disclosed in the Registration Statement, the Prospectus and the Disclosure Package and which are not disclosed and properly described therein as required are pending or, to my knowledge, threatened; and I do not know of any contracts or other documents of the Company of a character required to be filed as exhibits to the Registration Statement which are not so filed, or any contracts or other documents of the Company of a character required to be disclosed in the Registration Statement which are not disclosed and properly described therein as required; the descriptions in the Registration Statement, the Prospectus and the Disclosure Package of statutes, legal and government proceedings and contracts and other documents are accurate and fairly present the information required to be shown. Except as disclosed in the Prospectus and the Disclosure Package, there is no action, suit, proceeding or investigation pending against or affecting the Company or any of its assets the result of which would, in my opinion, have a materially adverse effect on the issuance and sale of the Bonds in accordance with the Underwriting Agreement.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Based on my review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although I have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to me), no facts have come to my attention that cause me to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, (c) the information contained in the Prospectus under the caption "Description of New Bonds-Book-Entry Securities" or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

This opinion is limited to the federal laws of the United States of America.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

Very truly yours,

[__________], Esq.
[__________] - Corporate and Securities

EXHIBIT F

[Letterhead of Pillsbury Winthrop Shaw Pittman LLP]

[ ], 20[ ]

[Name(s) of Underwriter(s)]

c/o   [Name(s) of Representative(s)]
        [Address(es) of Representative(s)]

Ladies and Gentlemen:

We have acted as your counsel in connection with the issuance and sale by System Energy Resources, Inc., an Arkansas corporation (the "Company"), of its $[ ],000,000 aggregate principal amount of First Mortgage Bonds, [ ]% Series due [ ], 20[ ] (the "Bonds"), pursuant to the Underwriting Agreement, dated [ ], 20[ ], between you and the Company (the "Underwriting Agreement"). The Bonds are being issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York Mellon (successor to United States Trust Company of New York), as Corporate Trustee (the "Trustee"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including by the [ ] Supplemental Indenture, dated as of [ ], 20[ ] (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This letter is delivered to you pursuant to Section 7(e) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Underwriting Agreement.

We are members of the New York Bar and, for purposes of this letter, do not hold ourselves out as experts on any laws other than the internal laws of the State of New York and the federal laws of the United States of America. We have, with your consent, relied (without independent inquiry) upon opinions of even date herewith addressed to you (or upon which it is stated that you may rely) of (i) Friday, Eldredge & Clark, LLP, [and] (ii) Wise Carter Child & Caraway, Professional Association, [and (iii) [System Operating Company Counsel]] as to the matters covered in such opinions relating to the laws of the States of Arkansas, Mississippi, Texas and Louisiana.

We have reviewed, and have relied as to matters of fact material to this letter upon, the documents delivered to you at the closing of the transaction contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary or relevant for purposes of this letter. As to such matters of fact material to this letter, we have also relied upon representations and certifications of the Company in the Underwriting Agreement and in such other documents, and upon statements in the Registration Statement, the Disclosure Package and the Prospectus. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of the documents submitted to us as facsimile, electronic, certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not reviewed the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Trustee as to the authentication and delivery thereof and as to the authorization, execution and delivery by the Trustee of the Supplemental Indenture. We express no opinion or belief as to matters relating to title to property, franchises, the creation, existence, validity and priority of the lien purported to be created by the Mortgage or the recordation or perfection of such lien. We have assumed, without independent verification, the validity and accuracy of all certificates and opinions delivered under the Mortgage in connection with the issuance and sale of the Bonds. We also express no opinion or belief regarding compliance with covenants in any agreement to which the Company or any of its affiliates is a party, or in any regulatory order pertaining to the Company or any of its affiliates, incorporating calculations of a financial or accounting nature. We have not examined into and are not passing upon matters relating to incorporation of the Company[, the priority of the security interests intended to be created by the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement, or the filing of any document with respect to the Capital Funds Agreement, Supplementary Capital Funds Agreement, the Availability Agreement and the Assignment of Availability Agreement].

Based upon the foregoing and subject to the qualifications and limitations stated herein, we are of the opinion that:

    The Mortgage has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security purported to be provided for therein, (ii) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws relating to or affecting enforcement of mortgagees' and other creditors' rights, and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought, and (iv) in the case of the provisions thereof relating to indemnification, the requirement that any facts known to the indemnified party but not the indemnifying party be disclosed to the indemnifying party if the existence of such facts at the time such provision became effective would entitle the indemnified party to indemnification; and, to the best of our knowledge, the Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

    The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (together with the other information in the Disclosure Package) and the Prospectus under the captions "Description of the Bonds" and "Description of New Bonds", to the extent that they purport to constitute summaries of the Mortgage and the Bonds, are accurate in all material respects.

    The Bonds have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws relating to or affecting enforcement of mortgagees' and other creditors' rights, and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought, and are entitled to the benefit of the security purported to be afforded by the Mortgage.

    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    [The Assignment of Availability Agreement has been duly authorized, executed and delivered by the Company, Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; the Supplementary Capital Funds Agreement has been duly authorized, executed and delivered by the Company and Entergy Corporation.]

    An appropriate order has been issued by the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, upon which we do not pass, or under the Securities Act or the Trust Indenture Act) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

    Except in each case as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein upon which we do not pass, the Registration Statement, as of [its initial effective date] [the date of the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 20[ ] with the Commission], and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith. In passing upon the forms of the Registration Statement and the Prospectus, and the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, we have necessarily assumed that the statements included or incorporated by reference therein are correct and complete.

    To the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. While we reviewed certain corporate records and documents and statements of officers and other representatives of the Company as to the existence and consequences of certain factual and other matters, the primary purpose of our professional engagement was not to establish or confirm factual matters, legal matters not governed by New York law or United States federal law or financial or quantitative information. Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph (2) above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to (A) the financial statements and other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (B) the Statement of Eligibility or (C) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

We call your attention to the fact that, with respect to the opinions set forth in paragraphs (1) and (3) above, the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

This letter is delivered only to you in connection with the transaction contemplated by the Underwriting Agreement and is solely for your benefit. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity (including by any person or entity that acquires Bonds from any of you) for any purpose without our prior written consent.

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

EXHIBIT G

ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
REFERRED TO THEREIN

Exchange Act Document	Caption	Page	Item
Annual Report on Form 10-K for the year ended December 31, [2007]	"SELECTED FINANCIAL DATA FIVE-YEAR COMPARISON"	345	The amounts of electric operating revenues (by source) for the twelve month periods ended December 31, [2007, 2006, 2005, 2004 and 2003]